UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                     FORM 8K
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     Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2009

                          LIQUOR GROUP WHOLESALE, INC.
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             (Exact name of registrant as specified in its charter)

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

              Colorado                                  000-22095                               84-1039267
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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       4600 Touchton Road, Building 100, Suite 150, Jacksonville, FL 32246
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               (Address of Principal Executive Offices) (Zip Code)


                                  904-285-5885
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               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))



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        Section 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

Stevens, Powell & Company, P.A. of Jacksonville, Florida, formerly the independent registered public accountant for Liquor Group Wholesale, Inc. (the "Company"), was dismissed as the Company's independent registered public accountant on October 8, 2009, by the Company's Board of Directors.

On October 8, 2009, the Board of the Company approved the engagement of new auditors, Seale and Beers, CPA, of Las Vegas, Nevada to be the Company's independent registered public accountant. No audit committee exists, other than the members of the Board of Directors.

In connection with audit of fiscal years ended August 31, 2008 and 2007 and the cumulative period of September 1, 2008 through May 31, 2009 and through the date of termination of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The audit report by Stevens, Powell & Company, P.A. for the fiscal years ended August 31, 2008 and 2007, did not include an adverse opinion or a disclaimer of opinion or were not qualified or modified as to uncertainty, audit scope or accounting principles.

Stevens, Powell & Company, P.A. has provided notice to the Securities and Exchange Commission as to their dismissal as our independent registered public accountants.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          LIQUOR GROUP WHOLESALE, INC.
                                  (Registrant)



Dated:  December 15, 2009                          By:  /s/ C.J. Eiras
                                                        --------------
                                                            C.J. Eiras,
                                                         Chief Executive Officer